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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 15, 2004



                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-15291                                    36-3312434
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    (Commission File Number)                (IRS Employer Identification Number)


  2355 South Arlington Heights Road,
Suite 400, Arlington Heights, Illinois                     60005
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(Address of principal executive offices)                (Zip Code)


        Registrant's Telephone Number, Including Area Code (847) 228-5400

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 15, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing Houlihan Lokey Howard & Zukin is providing investment banking services to the Company. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc., dated July 15, 2004, announcing Houlihan Lokey Howard & Zukin is providing investment banking services.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 19, 2004

                                           Arlington Hospitality, Inc.
                                           (Registrant)

                                           By:  /s/ Jerry H. Herman
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                                                Jerry H. Herman
                                                Chief Executive Officer

                                           By:  /s/ James B. Dale
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                                                James B. Dale
                                                Senior Vice President and
                                                Chief Financial Officer